Exhibit 10.1(x)

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 30, 2014, is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, “Agent”) and CLEARWATER PAPER CORPORATION, a Delaware corporation (“Borrower”).
RECITALS
A.    Borrower, Agent and the Lenders have previously entered into that certain Loan and Security Agreement dated as of November 26, 2008 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
B.    Borrower has requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.
C.    Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Loan Agreement.
(a)    The following definition is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:
“Tenth Amendment Effective Date: December 30, 2014.”
(b)    The definition of Permitted Contingent Obligations in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Contingent Obligations: Contingent Obligations (a) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (b) arising from Hedging Agreements permitted hereunder; (c) existing on the Closing Date, and any extension or renewal thereof that does not increase the amount of such Contingent Obligation when extended or renewed; (d) incurred in the Ordinary Course of Business with respect to surety, appeal or performance bonds, or other similar obligations; (e) arising from customary indemnification obligations in favor of purchasers in connection with dispositions of Equipment permitted hereunder; (f) arising under the Loan Documents; (g) in an aggregate amount of $3,000,000 or less at any time; (h) consisting of customary indemnification obligations included in contracts entered into in the Ordinary Course of Business, (i) to the extent considered Debt permitted by Section 10.2.1, (j) pursuant to guaranties by an Obligor of the obligations of anther Obligor with respect to lease, contracts and other commitments entered into in the Ordinary Course of Business; (k) arising under (i) contracts that Clearwater has assigned to Potlatch or an Affiliate of Potlatch in connection with the Spin-Off and as to which Clearwater has not been released and (ii) contracts for the supply of goods or services or for the lease of equipment that were initially entered into by Clearwater, Potlatch or an Affiliate of Potlatch and to which, in the case of the contracts initially entered into by Clearwater, Potlatch or an Affiliate of Potlatch has been added as a party, and in the case of the contracts initially entered into by Potlatch or an Affiliate of Potlatch, Clearwater has been added as a party; and in all cases, (1) such Persons have been added as parties in connection with the Spin-Off to enable their businesses which such Persons have after the Spin-Off to continue to receive goods and services and to lease the equipment such businesses received or leased before the Spin-Off, and (2) Clearwater's liability under such contracts will not result in a Material Adverse Effect; (l) consisting of obligations to make take or pay or similar payments pursuant to supply agreements entered into in the Ordinary Course of Business; or (m) pursuant to unsecured guaranties by an Obligor of the obligations, as disclosed to Agent prior to the Tenth Amendment Effective Date, arising under that certain (1) Energy Supply Agreement, dated as of August 16, 2006, by and between Intrinergy Wiggins, LLC, a Delaware limited liability company and Coastal Paper Company, a Virginia corporation, (2) Agreement of Lease, dated as of June 17, 2013, by and between Fremont Prestige II, LLC and Cellu Tissue, LLC and (3) Office Lease Agreement, dated as of March 4, 2013, by and between Alpharetta Portfolio LLC, a Delaware limited liability company and Cellu Tissue Holdings, Inc., a Delaware corporation; provided, that, the aggregate amount of the obligations guaranteed pursuant to this clause (m) does not exceed $8,000,000.”
2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:
(a)    Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.
(b)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.
(c)    No Default. No event has occurred and is continuing that constitutes an Event of Default.
(d)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.
3.    Representations and Warranties. Borrower represents and warrants as follows:
(a)    Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
(b)    Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Loan Document to which Borrower is a party (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.
(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which Borrower is a party (other than any such representations or warranties that,

by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.
(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.
4.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks). The consent to forum and arbitration provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.
5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.
6.    Reference to and Effect on the Loan Documents.
(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(b)    Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
7.    Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
8.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or any Lender with respect to the Obligations.
9.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
10.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BORROWER
CLEARWATER PAPER CORPORATION,
a Delaware corporation

By: /S/ John D. Hertz
Name: John Hertz
Title: Chief Financial Officer

[Signature page to Tenth Amendment to Loan and Security Agreement]

AGENT AND LENDERS
BANK OF AMERICA, N.A., as Agent and as a Lender
By: /s/ Ron Bornstein Name: Ron Bornstein Title: Senior Vice President

[Signature page to Tenth Amendment to Loan and Security Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender By: /s/ Sylvia S. Tran Name: Sylvia S. Tran Title: Vice President

[Signature page to Tenth Amendment to Loan and Security Agreement]

ACKNOWLEDGEMENT BY GUARANTORS
Dated as of December 30, 2014
Each of the undersigned, being a Guarantor (each a “Guarantor” and, collectively, the “Guarantors”) under that certain Guaranty and Security Agreement dated as of December 27, 2010 made in favor of Agent (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), hereby acknowledges and agrees to the foregoing Tenth Amendment to Loan and Security Agreement (the “Amendment”) and confirms and agrees that the Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Agent has informed Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Agent has no duty under the Loan Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

CELLU TISSUE HOLDINGS, INC.,
a Delaware corporation
CELLU TISSUE CORPORATION – NATURAL DAM,
a Delaware corporation
CELLU TISSUE CORPORATION – NEENAH,
a Delaware corporation
CELLU TISSUE LLC,
a Delaware limited liability company
MENOMINEE ACQUISITION CORPORATION,
a Delaware corporation
CELLU TISSUE – THOMASTON, LLC,
a Delaware limited liability company
CELLU TISSUE - LONG ISLAND, LLC,
a Delaware limited liability company
CELLU TISSUE CORPORATION – OKLAHOMA CITY,
a Delaware corporation
CELLU TISSUE – CITYFOREST LLC
a Minnesota limited liability company
CLEARWATER PAPER – WIGGINS, LLC,
a Delaware limited liability company
CLEARWATER FIBER, LLC,
a Delaware limited liability company

By: /s/ John Hertz
Name: John Hertz
Title: Chief Financial Officer

[Signature page to Tenth Amendment to Loan and Security Agreement]

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